UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21074

Cohen & Steers Premium Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2008. The net asset value at that date was $4.89 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at year end, the Fund's closing price on the NYSE was $3.57. The total returns, including income, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2008	Year Ended December 31, 2008
Cohen & Steers Premium Income Realty Fund at Market Value[a]	–72.37%	–70.01%
Cohen & Steers Premium Income Realty Fund at Net Asset Value[a]	–59.64%	–61.99%
FTSE NAREIT Equity REIT Index[b]	–35.41%	–37.73%
S&P 500 Index[b]	–28.47%	–36.99%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	–30.91%	–31.75%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares and borrowings under a credit agreement.

A quarterly dividend of $0.13 per common share was declared and will be paid to common shareholders on March 31, 2009.c The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Investment Review

The year was volatile for equities in the United States and around the world. It began with a sell-off driven by a fresh wave of write-downs from major banks, followed by the hastily arranged sale of Bear Stearns to JPMorgan Chase. The shocks kept coming, picking up speed in September with the U.S. government takeover of Fannie Mae and Freddie Mac, Lehman Brothers' bankruptcy and the nationalization of insurance giant AIG.

Amid concerns that the entire financial system could be at risk, the U.S. Congress, Treasury secretary and Federal Reserve chairman structured a $700 billion rescue package that has been used to buy preferred shares in banks to bolster capital and encourage lending. The Fed and other central banks dropped interest rates and implemented stimulus packages in a coordinated effort to break the credit freeze and kick-start the global economy.

REITs in line with the broad stock market

Real estate securities had a positive year-to-date return through September, outperforming the broad stock market by a substantial margin before declining in the fourth-quarter sell-off. For the year, they performed in line with the S&P 500 Index. Given a weakening economy and tight credit, the market further downgraded property value estimates—although the absence of transactions has made it increasingly difficult to support those estimates. Investors questioned whether real estate companies would be able to refinance maturing debt on favorable terms.

Most property sectors had double-digit declines for the year. REITs with the strongest balance sheets generally outperformed the index, especially in the fourth quarter. The self storage sector (which had a total return of +5.1% for the year) was the only sector to post a gain; it is dominated by Public Storage, a company with a debt-free balance sheet. Health care (–12.0%) was cushioned by its perceived defensive nature. The apartment sector (–25.1%) reflected relatively favorable fundamentals—demand for rental property was supported by weakness in the housing and mortgage markets.

The industrial sector (–67.5%), which contained certain companies (such as ProLogis) whose business models were more dependent on transactional income, had the poorest performance, as the absence of financing affected their ability to find buyers, and declining cash flows weakened balance sheets. The regional mall sector (–60.6%) was hurt by retailer bankruptcy liquidations and moderating consumer spending. The shopping center sector (–38.8%), which is more represented by consumer staples retailers, performed in line with the index. The office sector (–41.1%) struggled, with particular weakness among companies focused on areas with large financial services industries.

REIT preferreds caught in the downdraft

REIT preferred securities outperformed many investment classes in 2008, including equities, the broader preferred market and even REIT bonds. However, they did not escape the disruption and volatility that characterized global markets. Their decline reflected a rapidly weakening economic environment that led to worsening fundamentals and tighter credit conditions for REITs.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

A difficult year for leverage and AMPS

The Fund employs leverage as part of an income-enhancement strategy. While leverage can increase total return in rising markets, it can have the opposite effect in declining markets. In the year ended December 31, 2008, the Fund's leverage detracted significantly from its performance, magnifying the steep decline in the securities it held. As described on page 1, the Fund had a total return on net asset value of –61.99%, as compared with a total return of –37.73% for the unleveraged FTSE NAREIT Equity REIT Index. That decline started early in the year and was more significant in the fourth quarter.

The Fund's leverage initially consisted of auction market preferred securities (AMPS). Then, in the first quarter of 2008, the AMPS market experienced a major disruption that resulted in failed auctions for many of these securities, including the Fund's. The Fund's Board of Directors and its advisor sought a solution that would preserve the interests of both common and preferred shareholders; and in the third quarter, the Fund entered into a financing arrangement that, along with portfolio liquidations, allowed it to redeem $283 million of its outstanding AMPS and helped diversify its capital structure.

During the fourth quarter of 2008, extreme swings in the equities markets also resulted in volatility in the net asset value of the Fund, causing the Fund to reduce its leverage by $278 million in order to meet required regulatory and rating agency thresholds governing leverage ratios.

In light of these market conditions, which included lower asset values, reduced net investment income and the effects of deleveraging by $278 million, the Fund's Board of Directors changed from a monthly to a quarterly distribution payment schedule and reduced the distribution rate, beginning with the distribution to be paid in March 2009, to reflect the Fund's current estimated net investment income.

The Fund's decline was steep

The Fund underperformed its benchmarks. Benchmarks do not use leverage, and their performance does not reflect its impact. In terms of security and sector attribution, factors that hindered relative return included our underweight and stock selection in the self storage sector and overweight and stock selection in the office sector. Stock selection in the regional mall and apartment sectors also detracted from return. The Fund's REIT preferred securities trailed the broad REIT preferred market.

Factors that contributed to relative performance included our limited weighting in the industrial sector, based on valuations and our concerns over earnings stability. Income considerations led us to be overweight in the health care sector and underweight in the hotel sector, which struggled amid rising fuel costs and decreases in business and leisure travel. However, stock selection partly offset the weighting benefit in both sectors.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Investment Outlook

We expect to see an average 4% decline in cash flows over the next year (more bearish views on equities in the S&P 500 Index suggest a 12% drop). However, this reflects softening demand, not oversupply, which in some past cycles weighed heavily on real estate companies. Given this outlook for fundamentals, we expect vacancy rates to peak well below their levels in the early 1990s.

Until banks start lending again, and as long as the windows for unsecured bonds and commercial mortgage-backed securities stay closed, REIT balance sheets will remain under pressure. That said, we believe that the vast majority of these companies are structurally sound, and that they will have sufficient operating capital to navigate 2009 successfully. Some real estate companies may cut dividends to preserve cash and strengthen their balance sheets; others may recapitalize through dilutive equity offerings. At some point, the lending environment will improve as banks reconsider the opportunity costs of holding cash and investing in low-yield securities.

In our view, much pessimism has already been factored into U.S. REIT share prices, which are trading at cash flow multiples at the lower end of the range seen over the past two decades. As investors seek higher income and returns, they may target real estate securities, which had an average dividend yield of 7.6% at the end of the period, compared with 3.2% for the S&P 500 Index and a yield of 2.3% for the 10-year Treasury.

With respect to REIT preferreds, credit spreads and absolute yields are near their highest levels ever. Given the economic backdrop, it is unlikely that they will stage a strong recovery in the near term. However, we expect that they will discount a better outlook well before the recession has passed. They may also continue to react favorably to the aggressive steps many REITs are taking to stabilize their credit fundamentals.

A focus on balance sheets

We favor companies with strong balance sheets and visible, relatively stable earnings. At the same time, we recognize that there are an increasing number of attractive risk-adjusted investment opportunities with companies that have been, in our view, unduly punished in the past year's "flight to safety." We view with interest those companies that have adapted to the current environment and are following through on their strategies. Although some are priced at distressed levels (with stock multiples as low as 2x future cash flows), we believe very few companies will fail, and many will produce outstanding returns in time. To that end, we have increased the number of holdings in the portfolio in order to take advantage of the higher potential total returns these companies offer.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes a combination of auction market preferred shares (AMPS) and borrowings, potentially, up to the maximum permitted by the 1940 Act under certain market conditions, to provide additional capital for the Fund, with an objective of increasing the net income available for common shareholders. As of December 31, 2008, leverage represented 38% of the Fund's managed assets, with AMPS and borrowings each representing 36% and 2%, respectively.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that AMPS have variable dividend rates and borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of December 31, 2008, we have fixed the rate on 77% of our leverage at an average interest rate of 3.6% for an average remaining period of 4.7 years (when we first entered into the swaps, the average term was 5.7 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	38%
% Fixed Rate	77%
% Variable Rate	23%
Weighted Average Rate on Swaps	3.6%
Weighted Average Term on Swaps	4.7 years
Current Rate on AMPS[b]	0.6%
Current Rate on Debt[c]	1.5%

The Fund intends to enhance its dividend yield through leverage. There are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. As long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common sharehold  ers. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund did not employ leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund did not use leverage. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions, which may result in capital losses and potentially reduce returns to common shareholders. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2008. Information subject to change.

b  See Note 5 in Notes to Financial Statements.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

DECEMBER 31, 2008

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Vornado Realty Trust	$16,376,576	6.4%
Simon Property Group	13,435,355	5.3
Boston Properties	11,202,345	4.4
Macerich Co.	7,818,534	3.1
Equity Residential	7,721,531	3.0
HCP	6,624,423	2.6
Mack-Cali Realty Corp.	6,474,321	2.5
Federal Realty Investment Trust	5,883,818	2.3
Regency Centers Corp.	5,786,363	2.3
Liberty Property Trust	5,540,864	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

		Number of Shares	Value
COMMON STOCK	110.8%
DIVERSIFIED	10.5%
Vornado Realty Trust		271,360	$16,376,576
HEALTH CARE	16.4%
HCP		238,546	6,624,423
Health Care REIT[a]		104,786	4,421,969
Nationwide Health Properties		167,621	4,814,075
Omega Healthcare Investors[a]		248,762	3,972,729
Senior Housing Properties Trust		57,784	1,035,489
Ventas		141,187	4,739,648
			25,608,333
HOTEL	4.8%
DiamondRock Hospitality Co.		209,688	1,063,118
Hospitality Properties Trust		174,359	2,592,718
Host Hotels & Resorts		471,435	3,568,763
Strategic Hotels & Resorts		221,473	372,075
			7,596,674
INDUSTRIAL	4.9%
AMB Property Corp.		46,276	1,083,784
EastGroup Properties		51,652	1,837,778
ProLogis		342,442	4,756,519
			7,678,081
OFFICE	21.7%
BioMed Realty Trust		280,849	3,291,550
Boston Properties[b]		203,679	11,202,345
Highwoods Properties		201,334	5,508,498
Kilroy Realty Corp.		57,795	1,933,821
Liberty Property Trust		242,701	5,540,864
Mack-Cali Realty Corp.		264,258	6,474,321
			33,951,399
OFFICE/INDUSTRIAL	0.8%
Mission West Properties		161,390	1,234,634

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
RESIDENTIAL—APARTMENT	20.9%
American Campus Communities[a]		146,909	$3,008,696
Apartment Investment & Management Co.		236,257	2,728,768
AvalonBay Communities		87,991	5,330,495
Camden Property Trust		61,873	1,939,100
Education Realty Trust		322,898	1,685,527
Equity Residential		258,938	7,721,531
Home Properties		103,141	4,187,525
Mid-America Apartment Communities		52,200	1,939,752
UDR		303,068	4,179,308
			32,720,702
SELF STORAGE	5.5%
Extra Space Storage		146,200	1,508,784
Public Storage		46,672	3,710,424
Sovran Self Storage[a]		92,495	3,329,820
			8,549,028
SHOPPING CENTER	25.3%
COMMUNITY CENTER	11.3%
Developers Diversified Realty Corp.		212,528	1,037,137
Federal Realty Investment Trust		94,778	5,883,818
Inland Real Estate Corp.[a]		133,674	1,735,089
Regency Centers Corp.		123,905	5,786,363
Weingarten Realty Investors		155,308	3,213,322
			17,655,729
REGIONAL MALL	14.0%
Glimcher Realty Trust		263,637	740,820
Macerich Co.[b]		430,536	7,818,534
Simon Property Group		252,877	13,435,355
			21,994,709
TOTAL SHOPPING CENTER			39,650,438
TOTAL COMMON STOCK (Identified cost—$192,334,326)			173,365,865

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	42.8%
BANK—FOREIGN	0.4%
Barclays Bank PLC, 8.125%[a]		40,000	$600,800
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Telephone & Data Systems, 7.60%, due 12/1/41, Series Aa		33,600	504,000
REAL ESTATE	42.1%
DIVERSIFIED	3.5%
Duke Realty Corp., 8.375%, Series Oa		36,000	516,960
Entertainment Properties Trust, 7.75%, Series Ba		110,000	1,650,000
Lexington Realty Trust, 7.55%, Series Da		180,000	1,789,200
Vornado Realty Trust, 6.625%, Series Ia		80,000	1,541,600
			5,497,760
HEALTH CARE	4.2%
Health Care REIT, 7.875%, Series Da		116,934	2,210,053
Health Care REIT, 7.625%, Series Fa		172,275	3,187,087
Omega Healthcare Investors, 8.375%, Series D		60,000	1,135,800
			6,532,940
HOTEL	5.9%
Hospitality Properties Trust, 8.875%, Series Ba		99,925	1,548,837
Hospitality Properties Trust, 7.00%, Series Ca		100,000	1,309,000
Host Hotels & Resorts, 8.875%, Series E		71,000	1,221,200
LaSalle Hotel Properties, 8.00%, Series Ea		75,600	974,484
LaSalle Hotel Properties, 7.25%, Series Ga		165,000	1,980,000
Strategic Hotels & Resorts, 8.50%, Series A		10,682	45,933
Strategic Hotels & Resorts, 8.25%, Series B		61,300	266,655
Strategic Hotels & Resorts, 8.25%, Series Ca		95,900	407,575
Sunstone Hotel Investors, 8.00%, Series Aa		98,900	1,270,865
W2007 Grace Acquisition I, 8.75%, Series Bc		101,927	76,445
W2007 Grace Acquisition I, 9.00%, Series Cc		102,200	76,650
			9,177,644

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
OFFICE	6.3%
BioMed Realty Trust, 7.375%, Series Aa		210,000	$2,965,200
Brandywine Realty Trust, 7.50%, Series C		30,000	388,200
Cousins Properties, 7.50%, Series Ba		110,700	1,328,400
HRPT Properties Trust, 8.75%, Series Ba		133,540	1,649,219
Kilroy Realty Corp., 7.50%, Series Fa		78,300	1,322,487
SL Green Realty Corp., 7.625%, Series Ca		151,234	2,221,628
			9,875,134
OFFICE/INDUSTRIAL	2.9%
PS Business Parks, 7.00%, Series Ha		122,000	2,043,500
PS Business Parks, 7.375%, Series Oa		150,000	2,550,000
			4,593,500
RESIDENTIAL—APARTMENT	6.3%
Apartment Investment & Management Co., 7.75%, Series Ua		219,700	3,042,845
Apartment Investment & Management Co., 8.00%, Series Va		185,400	2,547,396
Apartment Investment & Management Co., 7.875%, Series Ya		166,000	2,282,500
Associated Estates Realty Corp., 8.70%, Series B		28,950	473,333
UDR, 6.75%, Series G		79,400	1,429,200
			9,775,274
SELF STORAGE	3.6%
Public Storage, 7.25%, Series Ia		75,000	1,653,750
Public Storage, 7.25%, Series Ka		80,000	1,760,000
Public Storage, 6.625%, Series Ma		120,000	2,220,000
			5,633,750
SHOPPING CENTER	7.7%
COMMUNITY CENTER	4.0%
Kimco Realty Corp., 7.75%, Series Ga		38,211	687,798
National Retail Properties, 7.375%, Series Ca		80,000	1,320,000
Tanger Factory Outlet Centers, 7.50%, Series Ca		99,000	1,831,500
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[c]		16,000	1,160,000
Weingarten Realty Investors, 6.50%, Series Fa		82,000	1,279,200
			6,278,498

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
REGIONAL MALL	3.7%
CBL & Associates Properties, 7.75%, Series Ca		130,000	$1,040,000
CBL & Associates Properties, 7.375%, Series Da		180,000	1,386,000
Glimcher Realty Trust, 8.125%, Series G		50,000	311,500
Simon Property Group, 8.375%, Series J ($50 par value)[a,c]		70,800	3,044,400
			5,781,900
TOTAL SHOPPING CENTER			12,060,398
SPECIALTY	1.7%
Digital Realty Trust, 8.50%, Series Aa		130,600	2,089,600
Digital Realty Trust, 7.875%, Series B		42,000	622,860
			2,712,460
TOTAL REAL ESTATE			65,858,860
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$117,954,900)			66,963,660
		Principal Amount
CORPORATE BONDS	1.6%
INSURANCE—PROPERTY CASUALTY	0.7%
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ad		$2,000,000	1,101,421
REAL ESTATE—HEALTH CARE	0.9%
HCP, 6.00%, due 1/30/17[a]		1,850,000	892,755
HCP, 6.70%, due 1/30/18		1,000,000	480,160
			1,372,915
TOTAL CORPORATE BONDS (Identified cost—$3,978,668)			2,474,336

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
SHORT-TERM INVESTMENTS	8.6%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.17%[e]		8,902,892	$8,902,892
Federated U.S. Treasury Cash Reserve Fund, 0.40%[e]		3,222,992	3,222,992
Fidelity Institutional Money Market Treasury Only Fund, 0.54%[e]		1,419,199	1,419,199
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,545,083)			13,545,083
TOTAL INVESTMENTS (Identified cost—$327,812,977)	163.8%		256,348,944
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.5)%		(7,023,071)
LIQUIDATION VALUE OF PREFERRED SHARES	(59.3)%		(92,800,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $4.89 per share based on 32,011,316 shares of common stock outstanding)	100.0%		$156,525,873

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the Fund.

a  A portion or all of the security is pledged in connection with the revolving credit agreement: $39,351,240 has been pledged as collateral.

b  A portion of the security is segregated as collateral for the interest rate swap transactions: $12,323,000 has been segregated as collateral.

c  Illiquid security. Aggregate holdings equal 2.8% of net assets applicable to common shares of the Fund.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equals 0.7% of net assets applicable to common shares of the Fund.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

Interest rate swaps outstanding at December 31, 2008 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$55,000,000	3.600%	0.471%	January 29, 2014	$(4,041,211)
UBS AG	$20,000,000	3.490%	0.961%	October 17, 2012	(1,195,509)
					$(5,236,720)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2008.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS:
Investments in securities, at value (Identified cost—$327,812,977)	$256,348,944
Dividends and interest receivable	3,064,932
Receivable for investment securities sold	1,381,387
Other assets	430,273
Total Assets	261,225,536
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	5,236,720
Payable for revolving credit agreement	5,000,000
Payable for dividends declared on common shares	543,386
Payable for investment securities purchased	486,533
Payable for investment management fees	127,595
Payable for dividends declared on preferred shares	57,615
Payable for administration fees	3,926
Payable for directors' fees	2,087
Payable for interest expense	414
Other liabilities	441,387
Total Liabilities	11,899,663
LIQUIDATION VALUE OF PREFERRED SHARES	92,800,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$156,525,873
NET ASSETS consist of:
Paid-in-capital	$310,707,777
Accumulated undistributed net investment income	547,351
Accumulated net realized loss	(78,025,328)
Net unrealized depreciation	(76,703,927)
$156,525,873
NET ASSET VALUE PER COMMON SHARE:
($156,525,873 ÷ 32,011,316 shares outstanding)	$4.89
MARKET PRICE PER COMMON SHARE	$3.57
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(26.99)%

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Investment Income:
Dividend income (net of $147,035 of foreign withholding tax)	$33,447,058
Interest income	1,271,127
Total Income	34,718,185
Expenses:
Investment management fees	5,883,250
Preferred remarketing fee	794,899
Line of credit fees	640,942
Administration fees	266,576
Professional fees	246,978
Interest expense	118,335
Custodian fees and expenses	116,661
Reports to shareholders	79,581
Directors' fees and expenses	53,187
Registration and filing fees	39,390
Transfer agent fees and expenses	22,129
Miscellaneous	130,014
Total Expenses	8,391,942
Reduction of Expenses (See Note 2)	(1,390,802)
Net Expenses	7,001,140
Net Investment Income	27,717,045
Net Realized and Unrealized Loss:
Net realized loss on:
Investments	(73,960,085)
Foreign currency transactions	(2,792)
Interest rate swap transactions	(6,047,385)
Net realized loss	(80,010,262)
Net change in unrealized depreciation on:
Investments	(222,588,643)
Foreign currency translations	(5,661)
Interest rate swap transactions	(4,526,194)
Net change in unrealized depreciation	(227,120,498)
Net realized and unrealized loss	(307,130,760)
Net Decrease in Net Assets Resulting from Operations	(279,413,715)
Less Dividends to Preferred Shareholders	(11,565,142)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(290,978,857)

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$27,717,045	$30,408,772
Net realized gain (loss)	(80,010,262)	76,910,559
Net change in unrealized appreciation (depreciation)	(227,120,498)	(321,147,228)
Net decrease in net assets resulting from operations	(279,413,715)	(213,827,897)
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(11,565,142)	(7,094,553)
Net realized gain	—	(13,383,473)
Total dividends and distributions to preferred shareholders	(11,565,142)	(20,478,026)
Net decrease in net assets from operations applicable to common shares	(290,978,857)	(234,305,923)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(10,563,188)	(30,992,948)
Net realized gain	—	(57,055,856)
Tax return of capital	(50,659,656)	(29,331,673)
Total dividends and distributions to common shareholders	(61,222,844)	(117,380,477)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	5,125,529	—
Total decrease in net assets applicable to common shares	(347,076,172)	(351,686,400)
Net Assets Applicable to Common Shares:
Beginning of year	503,602,045	855,288,445
End of year[a]	$156,525,873	$503,602,045

a  Includes undistributed net investment income and dividends in excess of net investment income of $547,351 and $2,636,105, respectively.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year ended December 31,
Per Share Operating Performance:	2008	2007	2006	2005	2004
Net asset value per common share, beginning of year	$15.90	$27.00	$22.56	$23.81	$19.36
Income from investment operations:
Net investment income	0.79	1.18	1.20	1.06 [a]	0.91
Net realized and unrealized gain (loss)	(9.52)	(7.92)	8.52	1.11	5.54
Total income (loss) from investment operations	(8.73)	(6.74)	9.72	2.17	6.45
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.36)	(0.23)	(0.16)	(0.15)	(0.09)
Net realized gain	—	(0.42)	(0.42)	(0.25)	(0.06)
Total dividends and distributions to preferred shareholders	(0.36)	(0.65)	(0.58)	(0.40)	(0.15)
Total from investment operations applicable to common shares	(9.09)	(7.39)	9.14	1.77	6.30
Less: Preferred share offering cost adjustment	—	—	—	0.01	0.01
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.04)
Total offering costs	—	—	—	0.01	(0.03)
Anti-dilutive effect from the issuance of common shares	(0.00)[b]	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.33)	(0.98)	(1.06)	(0.89)	(0.84)
Net realized gain	—	(1.80)	(3.12)	(1.50)	(0.63)
Tax return of capital	(1.59)	(0.93)	(0.52)	(0.64)	(0.35)
Total dividends and distributions to common shareholders	(1.92)	(3.71)	(4.70)	(3.03)	(1.82)
Net increase (decrease) in net asset value per common share	(11.01)	(11.10)	4.44	(1.25)	4.45
Net asset value, per common share, end of year	$4.89	$15.90	$27.00	$22.56	$23.81
Market value, per common share, end of year	$3.57	$14.71	$26.58	$19.99	$21.96
Net asset value total return[c]	–61.99%	–28.08%	42.52%	9.00%	34.91%
Market value return[c]	–70.01%	–32.41%	58.34%	4.72%	29.51%

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year ended December 31,
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets applicable to common shares, end of year (in millions)	$156.5	$503.6	$855.3	$714.8	$754.2
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.05%	1.46%	1.40%	1.47%	1.43%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	1.71%	1.10%	1.04%	1.10%	1.07%
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense and net of expense reduction)[d]	1.68%	—	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	6.42%	3.65%	4.03%	4.16%	4.71%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	6.76%	4.00%	4.39%	4.54%	5.08%
Ratio of expenses to average daily managed assets (before expense reduction)[d,e]	1.14%	0.97%	0.96%	0.98%	0.98%
Ratio of expenses to average daily managed assets (net of expense reduction)[d,e]	0.95%	0.74%	0.71%	0.73%	0.73%
Portfolio turnover rate	22%	19%	19%	14%	5%
Preferred Shares and Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	$92,800	$376,000	$376,000	$376,000	$376,000
Total shares outstanding (in 000's)	4	15	15	15	15
Asset coverage ratio for revolving credit agreement	5,087%	—	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$50,865	—	—	—	—
Asset coverage ratio for auction market preferred shares[f]	260%	234%	327%	290%	301%
Asset coverage per share for auction market preferred shares[f]	$65,000	$58,484	$81,868	$72,525	$75,146
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[g]	$25,000	$25,000	$25,000	$25,000	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Ratios do not reflect dividend payments to preferred shareholders.

e  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.

f  Includes the effect of the outstanding borrowings from the revolving credit agreement.

g  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Premium Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

		Fair Value Measurements at December 31, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$256,348,944	$235,972,030	$20,376,914	$—
Other Financial Instruments*	(5,236,720)	—	(5,236,720)	—

*  Other financial instruments are interest rate swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$2,797,565
Realized loss	(1,529,027)
Change in unrealized appreciation	2,305,535
Net sales	(3,574,073)
Balance as of December 31, 2008	$—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate Funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of preferred shares and borrowings under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the preferred shares and the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the preferred shares and the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

swap transactions. During 2008, the Fund notified Merrill Lynch Derivatives Product AG ("MLDP"), UBS AG ("UBS") and Royal Bank of Canada ("RBC") that it breached certain terms and conditions of its ISDAs. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA.

At December 31, 2008, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP, UBS and RBC. However, MLDP, UBS and RBC reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Commencing in 2009, dividends will be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2008, a portion of the dividends have been reclassified to return of capital.

Series M, Series T and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series M28, Series W28 and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the Fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares and/or the amount of any loan outstanding.

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
8/31/07—8/30/08	0.20%
8/31/08—8/30/09	0.15%
8/31/09—8/30/10	0.10%
8/31/10—8/30/11	0.05%

During the year ended December 31, 2008, the investment manager waived its fee at the annual rate of 0.18%.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily managed asset value. For the year ended December 31, 2008, the Fund incurred $147,081 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a Fund accounting and administration agreement.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $7,050 from the Fund for the year ended December 31, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2008 totaled $155,499,073 and $469,145,203, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2008	2007
Ordinary income	$22,128,330	$38,087,501
Long-term capital gains	—	70,439,329
Tax return of capital	50,659,656	29,331,673
Total dividends and distributions	$72,787,986	$137,858,503

As of December 31, 2008, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$333,014,485
Gross unrealized appreciation	$25,602,684
Gross unrealized depreciation	(102,268,225)
Net unrealized depreciation	(76,665,541)
Other cost basis adjustments	(4,692,543)
Total net unrealized depreciation	$(81,358,084)

The other cost basis adjustments are primarily attributable to depreciation on interest rate swaps.

As of December 31, 2008, the Fund had a net capital loss carryforward of $72,823,820, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

interest rate swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $63,190, accumulated net realized loss was credited $2,342,069 and accumulated net investment income was charged $2,405,259.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2008 and December 31, 2007, the Fund issued 329,679 and 0 shares of common stock, respectively, for the reinvestment of dividends.

On June 12, 2008, the Board of Directors of the Fund approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's total assets ("Share Repurchase Program") through the current fiscal year ending December 31, 2008. During the period of this report, the Fund did not effect any repurchases. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the Fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table reflects the preferred shares issued and outstanding in the amount of $92,800,000 as of December 31, 2008 along with the range of dividend rates paid during the year ended December 31,2008:

	Value	Range
Auction market preferred shares, Series M, ($25,000 liquidation value, $0.001 par value, 593 shares issued and outstanding)	$14,825,000	0.15	%-5.25%
Auction market preferred shares, Series M28, ($25,000 liquidation value, $0.001, 502 shares issued and outstanding)	$12,550,000	0.96	%-6.04%
Auction market preferred shares, Series T, ($25,000 liquidation value, $0.001, 593 shares issued and outstanding)	$14,825,000	0.14	%-5.30%
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001, 838 shares issued and outstanding)	$20,950,000	1.19	%-5.30%
Auction market preferred shares, Series TH, ($25,000 liquidation value, $0.001, 593 shares issued and outstanding)	$14,825,000	0.51	%-5.65%
Auction market preferred shares, Series F, ($25,000 liquidation value, $0.001, 593 shares issued and outstanding)	$14,825,000	0.08	%-4.95%

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the of auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be 150% of the applicable commercial paper rate.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the Fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so. Due to liquidity concerns in the market, most broker-dealers have decided not to submit bids to purchase AMPS.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the Fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

During the year ended December 31, 2008 the Fund has redeemed $283,200,000 or approximately 75% of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. The partial redemption of the preferred shares was made on a pro rata basis across all preferred series. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures.

The redemption amount and details are:

Series	Shares Outstanding 12/31/07	Number of Shares Redeemed	Shares Outstanding 12/31/08	Total Value 12/31/07	Amount Redeemed	Total Value 12/31/08
M	2,400	1,807	593	$60,000,000	$45,175,000	$14,825,000
M28	2,040	1,538	502	$51,000,000	$38,450,000	$12,550,000
T	2,400	1,807	593	$60,000,000	$45,175,000	$14,825,000
W28	3,400	2,562	838	$85,000,000	$64,050,000	$20,950,000
TH	2,400	1,807	593	$60,000,000	$45,175,000	$14,825,000
F	2,400	1,807	593	$60,000,000	$45,175,000	$14,825,000
				$376,000,000	$283,200,000	$92,800,000

Note 6. Borrowings

On September 23, 2008, the Fund entered into a $210,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to re-hypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund will receive a portion of the fees earned by BNPP in connection with the re-hypothecation of portfolio securities.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2008 the Fund has an outstanding borrowing of $5,000,000. During the year ended, the Fund borrowed an average daily balance of $3,537,158 at a weighted average borrowing cost of 3.29%. During the year ended December 31, 2008, BNPP did not re-hypothecate portfolio securities.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the Fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Premium Income Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Premium Income Realty Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2009

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2008) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (08/30/02)	One Year	Five Years	Since Inception (08/30/02)
–61.99%	–10.54%	–2.10%	–70.01%	–15.32%	–7.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and borrowings under a credit agreement.

TAX INFORMATION—2008 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,585,474.

REINVESTMENT PLAN

On March 18, 2008, the Board of Directors of the Fund approved changes to the Fund's dividend reinvestment plan (the "Plan"). The revised Plan is set forth below.

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV on Dividend payment date equals or is less than the market price per share on such day plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

On March 18, 2008, the Board of Directors of the Fund approved the expansion of the options strategy to permit the Fund to write options on custom baskets of securities and customized indexes and to remove any requirement that a Fund must hold an exchange-traded Fund ("ETF") as a portfolio security in order to write an option on an ETF.

The Fund may write covered call options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter (OTC). An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option.

The Fund may write a call option on a security (other than securities of ETFs) only if the option is "covered." A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call. The Fund will cover call options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the investment manager, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. Nevertheless, where the Fund covers a call option on an ETF, stock index or custom basket through ownership of securities, such securities may not match the composition of the ETF, index or basket. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the ETF, index or basket.

The value of the underlying securities, ETFs, indices and baskets on which options may be written at any one time will not exceed 25% of the total managed assets of the Fund.

The Fund will receive a premium for writing a call option, which will increase the Fund's realized gains in the event the option expires unexercised or is closed out at a profit. If the value of a security, ETF, index or basket

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security, ETF, index or basket, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying security, ETF, index or basket.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. In addition, when the Fund enters into OTC options (including options on custom baskets of securities), these options are not traded on or govern by the rules of any exchange, and the Fund's ability to close out an OTC option is subject to the terms of the option contract and the creditworthiness of the option counterparty. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

On June 18, 2008, the Board of Directors of the Fund approved changes to the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities permitting the Fund to post an uncertified list of portfolio holdings on the Web site at http://www.cohenandsteers.com, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form NCSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds' Web site or by calling 800-330-7348.

In connection with the ability of BNPP to re-hypothecate portfolio securities segregated by the Fund in connection with a credit agreement between the Fund and BNPP (See Note 6 in the Notes to Financial Statements), the Board of Directors of the Fund, on October 3, 2008, approved a securities lending program and adopted procedures consistent with the requirements imposed by the SEC to permit the Fund to lend portfolio securities to broker/dealers or other institutions. A borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund does not have the right to vote securities on loan, but retains the right to vote if a material adverse event occurs with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return the loaned securities and the value of the collateral held by the Fund is insufficient to replace the securities. Finally, dividends received from certain types of securities on loan are considered substitute payments and will lose the "qualified dividend income" or QDI benefit.

As required, the Fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 60	Director and Co-Chairman	2010	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 66	Director	2011	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 55	Director	2009	Attorney-at-law	21	1993 to present

Richard E. Kroon Age: 66	Director	2011	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

Richard J. Norman Age: 65	Director	2010	Private Investor. Advisory Board Member of the Salvation Army. Member of the Chaplain's Core—DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 65	Director	2010	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 72	Director	2011	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 45	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

William F. Scapell Age: 41	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Thomas N. Bohjalian Age: 43	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Yigal D. Jhirad Age: 44	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief Compliance Officer	Senior Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Transfer Agent—Preferred Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RPF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

PREMIUM INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2008

RPFAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$47,000	$45,000
Audit-Related Fees	17,200	25,000
Tax Fees	14,900	14,000
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$110,000	$109,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $129,635 and $148,000, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor and the Subadvisor have three overall objectives in exercising voting rights:

A. Responsibility. The Advisor and Subadvisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and Subadvisor seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and Subadvisor seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and Subadvisor follow the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor and Subadvisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor and Subadvisor shall conduct itself in the same manner as if the Advisor and Subadvisor were the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor and Subadvisor shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor and Subadvisor, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and Subadvisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and Subadvisor may consider the views of third parties, the Advisor and Subadvisor shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and Subadvisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor and Subadvisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor and Subadvisor decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor and Subadvisor must be guided by their reasonable judgment to vote in a manner that the Advisor and Subadvisor deem to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in the Asia Pacific region.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor and Subadvisor consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and Subadvisor believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor and Subadvisor vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

The Advisor and Subadvisor recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and Subadvisor are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and Subadvisor vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and Subadvisor vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and Subadvisor vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and Subadvisor vote against auditor indemnification and limitation of liability; however the Advisor and Subadvisor recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and Subadvisor recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and Subadvisor oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and Subadvisor acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and Subadvisor review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and Subadvisor generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and Subadvisor vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor and Subadvisor vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and Subadvisor generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and Subadvisor acknowledge that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor and Subadvisor evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor and Subadvisor generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. the Advisor and Subadvisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor and Subadvisor recognize the importance on shareholder ability to call a special meeting, however, the Advisor and Subadvisor are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor and Subadvisor generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and Subadvisor generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and Subadvisor recognize the importance of such proposals, the Advisor and Subadvisor are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor and Subadvisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and Subadvisor do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor and Subadvisor will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and Subadvisor vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and Subadvisor believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and Subadvisor vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and Subadvisor support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor and Subadvisor vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and Subadvisor generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and Subadvisor generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and Subadvisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and Subadvisor vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and Subadvisor also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and Subadvisor review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and Subadvisor examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and Subadvisor vote against the proposals. If the combined effect is positive, the Advisor and Subadvisor support such proposals.

Date/Location of Meeting. The Advisor and Subadvisor vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and Subadvisor vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and Subadvisor generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and Subadvisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and Subadvisor.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and Subadvisor vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and Subadvisor review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor and Subadvisor consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and Subadvisor will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and Subadvisor will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and Subadvisor vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor and Subadvisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and Subadvisor vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor and Subadvisor feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor and Subadvisor will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor and Subadvisor generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor and Subadvisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor and Subadvisor oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor and Subadvisor generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor and Subadvisor vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and Subadvisor support employee stock purchase plans, although the Advisor and Subadvisor generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and Subadvisor vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and Subadvisor believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and Subadvisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and Subadvisor vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and Subadvisor will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and Subadvisor review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor and Subadvisor evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the longterm best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor and Subadvisor review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and Subadvisor vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and Subadvisor support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and Subadvisor generally vote against proposals to adopt such charter provisions. The Advisor and

Subadvisor feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and Subadvisor vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and Subadvisor vote for changing the corporate name.

Social Issues.

The Advisor and Subadvisor believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor and Subadvisor do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor and Subadvisor generally vote against these types of proposals, which are generally initiated by shareholders, unless the Advisor and Subadvisor believe the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2009, is set forth below.

Martin Cohen

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

•	Director and co-chairman

•	Portfolio manager since inception

Robert Steers		Co-founder, co-chairman and co-chief

•	Director and co-chairman

executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

•	Portfolio manager since inception

Joseph Harvey		President of C&S and CNS. Previously, senior vice president of C&S and director of research.

•	Vice president

•	Portfolio manager since 2004

William F. Scapell		Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

•	Vice President

•	Portfolio manager since 2005

Thomas N. Bohjalian		Senior vice president of C&S. Previously, vice president of C&S.

•	Vice President

•	Portfolio manager since 2006

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Bohjalian direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2008, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

		Number of accounts	Total assets

•	Registered investment companies	19	$7,386,803,000

•	Other pooled investment vehicles	25	$3,338,400,000

•	Other accounts	46	$2,195,704,000

Robert Steers

		Number of accounts	Total assets

•	Registered investment companies	19	$7,386,803,000

•	Other pooled investment vehicles	25	$3,338,400,000

•	Other accounts	46	$2,195,704,000

Joseph Harvey

		Number of accounts	Total assets

•	Registered investment companies	19	$7,386,803,000

•	Other pooled investment vehicles	25	$3,338,400,000

•	Other accounts	46	$2,195,704,000

William F. Scapell

		Number of accounts	Total assets

•	Registered investment companies	10	$4,229,569,000

•	Other pooled investment vehicles	2	$35,810,000

•	Other accounts	12	$361,679,000

Thomas N. Bohjalian

		Number of accounts	Total assets

•	Registered investment companies	7	$2,823,154,000

•	Other pooled investment vehicles	2	$35,810,000

•	Other accounts	7	$205,711,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2008:

Dollar Range of Securities Owned

Martin Cohen	$10,001 - $50,000
Robert Steers	$10,001 - $50,000
Joseph Harvey	None
William F. Scapell	None
Thomas N. Bohjalian	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Bohjalian and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total number of shares purchased	Average price paid per share	Total number of shares purchased part of publicly announced plans or programs	Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
6/12/08 to 6/30/08	N/A	N/A	N/A	N/A
7/01/08 to 7/31/08	N/A	N/A	N/A	N/A
8/01/08 to 8/31/08	N/A	N/A	N/A	N/A
9/01/08 to 9/30/08	N/A	N/A	N/A	N/A
10/01/08 to 10/31/08	N/A	N/A	N/A	N/A
11/01/08 to 11/30/08	N/A	N/A	N/A	N/A
12/01/08 to 12/31/08	N/A	N/A	N/A	N/A

Note: On June 12, 2008, the Board of Directors of the Fund approved the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s total assets (“Share Repurchase Program”) through the current fiscal year ending December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin

     Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 6, 2009